UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2007

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle, Bristol, PA	19007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Addenda to Employment Agreements with Certain Executive Officers

On November 13, 2007, StoneMor GP, LLC (“StoneMor GP”), a Delaware limited liability company and the General Partner of StoneMor Partners L.P., a Delaware limited partnership (“StoneMor”), entered into addenda (collectively, the “Addenda”) to the employment agreements, dated September 20, 2004 (the “Employment Agreements”), with each of the following executive officers: Lawrence Miller, Chief Executive Officer, President and Chairman of the Board of Directors, William R. Shane, Executive Vice President and Chief Financial Officer, Michael L. Stache, Senior Vice President and Chief Operating Officer, and Robert P. Stache, Senior Vice President – Sales.

The Addenda will become effective as of January 1, 2008. The purpose of the Addenda is, among other things, to make changes necessary to ensure that the Employment Agreements comply with the regulations under Section 409A of the Internal Revenue Code. The foregoing description of the Addenda is qualified in its entirety by reference to the Addenda, copies of which are attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Departure of a Director

On November 16, 2007, Jeffrey A. Zawadsky resigned from the Board of Directors of StoneMor GP due to his upcoming relocation to Moscow, Russia.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2007, the Board of Directors of StoneMor GP adopted Amendment No. 2 (“Amendment No. 2”) to the First Amended and Restated Agreement of Limited Partnership of StoneMor, dated as of September 20, 2004 (the “Agreement”), as amended by that certain Amendment No. 1 dated as of February 27, 2007. Amendment No. 2 became effective as of November 13, 2007. The following is a summary of the material provisions of Amendment No. 2. This summary is qualified in its entirety by reference to Amendment No. 2, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Amendment No. 2, among other things, enables StoneMor’s securities to become eligible for a Direct Registration Program as required by the NASDAQ rules, by amending the definition of the term “Certificate” to include, in addition to physical certificates, the direct electronic registration of securities.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of StoneMor Partners L.P.

10.1	Addendum to Employment Agreement between StoneMor GP and Lawrence Miller, effective as of January 1, 2008

10.2	Addendum to Employment Agreement between StoneMor GP and William R. Shane, effective as of January 1, 2008

10.3	Addendum to Employment Agreement between StoneMor GP and Robert P. Stache, effective as of January 1, 2008

10.4	Addendum to Employment Agreement between StoneMor GP and Michael L. Stache, effective as of January 1, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC
its general partner

Date: November 19, 2007	By:	/s/ William R. Shane
	Name:	William R. Shane
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of StoneMor Partners L.P.

10.1	Addendum to Employment Agreement between StoneMor GP and Lawrence Miller, effective as of January 1, 2008

10.2	Addendum to Employment Agreement between StoneMor GP and William R. Shane, effective as of January 1, 2008

10.3	Addendum to Employment Agreement between StoneMor GP and Robert P. Stache, effective as of January 1, 2008

10.4	Addendum to Employment Agreement between StoneMor GP and Michael L. Stache, effective as of January 1, 2008

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